UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2025

NCR ATLEOS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-41728

Maryland	92-3588560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (832) 308-4999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 17, 2025, the Compensation and Human Resource Committee (the “CHRC”) of the Board of Directors of NCR Atleos Corporation (the “Company”) approved a new standalone restrictive covenant agreement (“Restrictive Covenant Agreement”) for certain senior executives, including certain of the Company’s named executive officers: Timothy C. Oliver, Chief Executive Officer; Andrew Wamser, Chief Financial Officer; Stuart Mackinnon, Chief Operating Officer; and Ricardo J. Nuñez, General Counsel (each, an “Officer” and collectively, the “Officers”). Under each Restrictive Covenant Agreement, the Officer extended the non-competition obligation to 24 months post-employment, superseding the shorter and varying durations in the Officers’ prior equity and severance arrangements. The Restrictive Covenant Agreement was approved to better protect the Company’s trade secrets by requiring a consistent and reasonable post-employment non-competition obligation for the Company’s Officers.

The CHRC also approved accelerating the vesting of one-third of the Company’s outstanding, time-based 2024 and 2025 restricted stock unit (“RSU”) awards held by the Officers by approximately two months, changing the vesting date from February 16, 2026 for the 2024 RSU awards and February 20, 2026 for the 2025 RSU awards to December 19, 2025 for both. No other terms of the RSU awards were modified and specifically the one-year post-vesting holding period from the original vesting date remains unchanged.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Atleos Corporation

By:	/s/ Ricardo Nuñez
Ricardo Nuñez
Executive Vice President, General Counsel and Corporate Secretary
Date: December 19, 2025